SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 12, 2013

SECURITY NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in this Charter)

Utah	000-09341	87-0345941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 South 360 West, Salt Lake City, Utah	84123
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (801) 264-1060

 Does Not Apply
(Former name or former address, if changed since last report)

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Security National Financial Corporation (the “Company”) was held on July 12, 2013, in Salt Lake City, Utah.  As of the record date, there were issued and outstanding 10,946,488 shares of Class A common stock and 11,398,388 shares of Class C common stock, for a combined total of 22,344,876 Class A and Class C common shares.  At the Annual Meeting there were present or represented by proxy a total of 7,257,415 Class A common shares (approximately 66%) and 11,137,080 Class C common shares (approximately 98%), for a  combined total of 18,394,495 Class A and Class C common shares (approximately 82%).  Accordingly, under the Company’s Bylaws and the Utah Revised Business Corporation Act, the combined total of Class A and Class C common shares were a majority of the outstanding shares of Class A and Class C common stock and constituted a quorum for the Annual Meeting.

At the Annual Meeting, the Company’s stockholders (i) approved the election of Scott M. Quist, Robert G. Hunter, H. Craig Moody, J. Lynn Beckstead, Jr., Charles L. Crittenden, Gilbert A. Fuller, Norman G. Wilbur, Jason G. Overbaugh and S. Andrew Quist as directors of the Company; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (iii) approved the appointment of Hansen Barnett & Maxwell, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013.

The results of the voting on the matters submitted to the stockholders were as follows:

1.  To elect three directors to be voted upon by Class A common stockholders voting separately as a class to serve until the 2014 Annual Meeting and until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Scott M. Quist Robert G. Hunter, M.D. H. Craig Moody	4,022,723 4,105,430 4,073,377	84,253 1,095 33,297	106,635 106,956 106,937	3,043,804 3,043,934 3,043,804

2.  To elect the remaining six directors to be voted upon by Class A and Class C common stockholders together to serve until the 2014 Annual Meeting and until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
J. Lynn Beckstead, Jr. Charles L. Crittenden Gilbert A. Fuller Norman G. Wilbur Jason G. Overbaugh S. Andrew Quist	15,140,168 15,104,725 15,240,282 15,240,282 15,097,588 15,142,778	101,353 135,691 1,139 1,139 93,833 98,643	107,693 108,698 107,693 107,693 107,693 107,693	3,045,281 3,045,381 3,045,381 3,045,381 3,095,381 3,045,381

3.  To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
15,113,107	182,051	56,937	3,041,040

4.  To ratify the appointment of Hansen, Barnett & Maxwell, P.C. as the Company’s independent registered public accountants for the fiscal year ended December 13, 2013.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
18,328,941	51,696	12,498	0

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The Annual Meeting was then adjourned until August 23, 2013, at which time the proposal in the Company’s Proxy Statement relating to the approval of the adoption of the 2013 Stock Option Plan will be considered.  Included in the 2013 Stock Option Plan is the reservation of 450,000 shares of Class A common stock, of which up to 1,500,000 shares of Class C common stock may be issued in place of up to 150,000 shares of Class A common stock.  The adjourned meeting will be held on August 23, 2013, at 10:00 a.m., Mountain Daylight Time, at the Company’s corporate offices located at 5300 South 360 West, Suite 250, Salt Lake City, Utah

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY NATIONAL FINANCIAL CORPORATION
(Registrant)

Date: July 15, 2013	By: /s/ Scott M. Quist
Scott M. Quist, President

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